UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 15, 1999

                            WIRELESS ONE, INC.
            (Exact name of registrant as specified in its charter)


Delaware                            0-26836                 72-1300837
(State or other jurisdiction (Commission file number)    (IRS Employer
of incorporation)                                      Identification No.)

1080 River Oaks Drive, Suite A150, Jackson, Mississippi            39208
(Address of principal executive office)                            (Zip Code)


              Registrant's telephone number, including area code:
                             (601) 936-1515


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ITEM 5.   OTHER EVENTS.

            On January 15, 1999, Wireless One, Inc. (the "Company") issued the press release attached as exhibit 99.1 hereto and incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.
EXHIBIT NO.               DESCRIPTION
99.1                      Press Release dated January 15, 1999 of
                          Wireless One, Inc.

                     SIGNATURES

          Pursuant   to   the   requirements  of  the
Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   WIRELESS ONE, INC.



Date: January 15, 1999             /s/ Thomas G. Noulles
                                   Thomas G. Noulles
                                   Senior Vice President